UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 23, 2007

(Date of Earliest Event Reported)

PENN VIRGINIA GP HOLDINGS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33171	20-5116532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2007, the Board of Directors of PVG GP, LLC, general partner of Penn Virginia GP Holdings, L.P. (the “Partnership”), approved amendments to the Partnership’s Amended and Restated Agreement of Limited Partnership to authorize the issuance of uncertificated common units of the Partnership as circumstances permit (the “Partnership Amendments”). The Partnership Amendments allow the Partnership to be eligible to participate in the Direct Registration System (“DRS”), the book-entry only system administered by The Depository Trust Company. The Partnership Amendments were effective on October 23, 2007.

On October 25, 2007, the Board of Directors of Penn Virginia Resource GP, LLC (the “General Partner”), general partner of Penn Virginia Resource Partners, L.P. (“PVR”), approved amendments to PVR’s First Amended and Restated Agreement of Limited Partnership, as amended, to authorize the issuance of uncertificated common units of PVR as circumstances permit (the “PVR Partnership Amendments”). The PVR Partnership Amendments allow PVR to be eligible to participate in the DRS. The PVR Partnership Amendments were effective on October 25, 2007.

The Partnership owns 100% of the General Partner, which holds a 2% general partner interest in PVR, and an approximately 42% limited partner interest in PVR.

A copy of the Partnership’s Second Amended and Restated Agreement of Limited Partnership, as amended by the Partnership Amendments, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

A copy of PVR’s Second Amended and Restated Agreement of Limited Partnership, as amended by the PVR Partnership Amendments, is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Second Amended and Restated Agreement of Limited Partnership of Penn Virginia GP Holdings, L.P.

3.2	Second Amended and Restated Agreement of Limited Partnership of Penn Virginia Resource Partners, L.P. (incorporated by reference to Exhibit 3.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on October 26, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2007

Penn Virginia GP Holdings, L.P.

By:	PVG GP, LLC, its general partner

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Vice President, General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

3.1	Second Amended and Restated Agreement of Limited Partnership of Penn Virginia GP Holdings, L.P.

3.2	Second Amended and Restated Agreement of Limited Partnership of Penn Virginia Resource Partners, L.P. (incorporated by reference to Exhibit 3.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on October 26, 2007).